Other Receivables	12 Months Ended
Mar. 31, 2023
Other Receivables [Abstract]
OTHER RECEIVABLES

Note 8 - OTHER RECEIVABLES

	As of	As of
	March 31, 2023	March 31, 2022
	USD	USD

Other receivables	1,528,918	20,000,000
Allowance for uncollectible other receivables	-	-
Other receivables, net	1,528,918	20,000,000
Other receivables – current	1,528,918	20,000,000
Other receivables – non-current	-	-

In January 2022, the Company borrowed a total of US$35.2 million from a related-party, SOS Information Technology New York, Inc. (Refer to Note15). To expand business channels between China and US market on medical products and medical equipment, at the ended of March 2022, the Company entered into Business Development Agreements (“Agreements”) with four third-party individuals, who were experienced in China’s medical industry, to seek for potential opportunities in healthcare industry. Pursuant to the Agreements, the term for the agreements was one year and the Company would provide US$5.0 million to each of the four individuals with a 5% annual interest rate. In early July 2022, both the four individuals and the Company agreed to terminated the Agreements in advance. On July 8, 2022, the four individuals returned a total of US$ 20.0 million and US$0.3 million interest.

In March 2023, the Company lent a total of US$1.5 million (RMB10.5 million) to two third party companies. The loan term for each loan was one year with an annual interest of 2%. For the year ended March 31, 2023, the Company accrued US$1,384 interest income.